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                             GOLDSTEIN & DIGIOIA LLP
                              369 Lexington Avenue
                            New York, New York 10017
                            Telephone (212) 599-3322
                            Telecopier (212) 557-0295





                                January 11, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      EDGAR Filing
         Name of Company    : Homes For America Holdings, Inc.
         Type of Report              : Form 10-12(g)
         SEC File No.                : 0-25059
         CIK Number                  : 0001011417

Ladies/Gentlemen:

         We are counsel to the above referenced Registrant which filed a Form 10-12(g) on November 12, 1998, SEC File No 0-25059. In accordance with the provisions of the Securities Exchange Act of 1934, and on behalf of the above-referenced Registrant, we are requesting the Registrant's EDGAR filing of its Form 10-12(g) be withdrawn.



                                                   Very truly yours,

                                                 /s/ Victor J. DiGioia

                                                   VICTOR J. DIGIOIA